UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2015

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

As previously announced, on October 10, 2014, Endeavour International Corporation (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the proceeding In re Endeavour Operating Corporation, et al., Case No. 14–12308. As also previously announced, on November 17, 2014, the Debtors filed with the Bankruptcy Court a proposed Joint Chapter 11 Plan of Reorganization (the “Plan”) and related disclosure statement. As subsequently disclosed by the Company, the Company determined that as a result of the decline in commodity prices, the Plan was not feasible and that it would not continue to seek its confirmation. On April 29, 2015, in light of the foregoing, the Company filed with the Bankruptcy Court a motion to, among other things, approve the sale of substantially all of the Company’s U.S. oil and gas assets and, in connection with such sale, establish bidding procedures and an auction. A copy of such motion is attached hereto as Exhibit 99.1. In connection with the filing of the motion, the Company also terminated the Restructuring Support Agreement, dated as of October 10, 2014, entered into by the Debtors and certain holders of their indebtedness, and withdrew the Plan, which had been filed pursuant to the terms of the Restructuring Support Agreement.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to the Company’s Annual Report on Form 10-K for year ended December 31, 2014, filed with the SEC on March 31, 2015, and other filings for a discussion of material risk factors. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Motion, dated April 29, 2015, filed with the Bankruptcy Court

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

April 29, 2015	By:	/s/ Catherine L. Stubbs

Name: Catherine L. Stubbs
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Motion, dated April 29, 2015, filed with the Bankruptcy Court